EXHIBIT 10.28

		Schedule of Certificate Purchase Agreements


The documents described in this Schedule are materially identical to the Certificate Purchase Agreement included as Exhibit 10.27 to this
Registration Statement, except as noted below:

Certificate Purchase Agreement, July 23, 1993, 6.61% Asset-Backed
Certificates, Series 1993-2, Class A. Purchasers: Prudential Insurance Company of America, Pacific Mutual Life Insurance Company, Great-West Life & Annuity Insurance Company.

Certificate Purchase Agreement, March 24, 1994, 6.57% Asset-Backed Certificates, Series 1994-1, Class A. Purchasers: Prudential Insurance Company of America.

Certificate Purchase Agreement, March 24, 1994, 6.91% Asset-Backed Certificates, Series 1994-2, Class A. Purchasers: Prudential Insurance Company of America, Great-West Life & Annuity Insurance Company.

Certificate Purchase Agreement, 7.17% Asset-Backed Certificates, Series 1994-3, Class A. Purchasers: Prudential Insurance Company of America, Pacific Mutual Life Insurance Company.